UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

  (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

March 25, 2016

LITTELFUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Littelfuse, Inc. (the “Company”) on March 28, 2016 (the “Initial Report”), in order to provide certain financial statements and pro forma financial information required under Item 9.01(a) and Item 9.01(b) of Form 8-K, with respect to the Company’s acquisition of the circuit protection devices business of TE Connectivity Ltd. as described in the Initial Report.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited combined financial statements of the Circuit Protection Devices Business of TE Connectivity Ltd., as of and for the years ended September 25, 2015 and September 26, 2014, the notes related thereto and the related independent auditor’s report of Deloitte & Touche LLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited condensed combined financial statements of the Circuit Protection Devices Business of TE Connectivity Ltd., as of December 25, 2015 and for the three months ended December 25, 2015 and December 26, 2014 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended January 2, 2016, the unaudited pro forma condensed combined balance sheet as of January 2, 2016 and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)           Exhibits.

Exhibit 23.1	Consent of Deloitte & Touche LLP.

Exhibit 99.1

The audited combined financial statements of the Circuit Protection Devices Business of TE Connectivity Ltd., as of and for the years ended September 25, 2015 and September 26, 2014, the notes related thereto and the related independent auditor’s report of Deloitte & Touche LLP.

Exhibit 99.2

The unaudited condensed combined financial statements of the Circuit Protection Devices Business of TE Connectivity Ltd., as of December 25, 2015 and for the three months ended December 25, 2015 and December 26, 2014 and the notes related thereto.

Exhibit 99.3

The unaudited pro forma condensed combined statement of operations for the year ended January 2, 2016, the unaudited pro forma condensed combined balance sheet as of January 2, 2016 and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC.

DATE: June 10, 2016	By:	/s/ Meenal A. Sethna
	Name:	Meenal A. Sethna
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	The audited combined financial statements of the Circuit Protection Devices Business of TE Connectivity Ltd., as of and for the years ended September 25, 2015 and September 26, 2014, the notes related thereto and the related independent auditor’s report of Deloitte & Touche LLP.

99.2	The unaudited condensed combined financial statements of the Circuit Protection Devices Business of TE Connectivity Ltd., as of December 25, 2015 and for the three months ended December 25, 2015 and December 26, 2014 and the notes related thereto.

99.3	The unaudited pro forma condensed combined statement of operations for the year ended January 2, 2016, the unaudited pro forma condensed combined balance sheet as of January 2, 2016 and the notes related thereto.